UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive

Lisle, Illinois

60532

(Address of principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1

On October 5, 2016, Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) issued a series of notes designated as the Floating Rate Dealer Note Asset Backed Notes, Series 2016-1 (the “Series 2016-1 Notes”). The Series 2016-1 Notes include four classes of Notes: the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. The principal characteristics of the Series 2016-1 Notes are as follows:

Number of classes within Series 2016-1 Notes: Four

Initial Class A Notes Outstanding Principal Amount: $253,590,000

Initial Class B Notes Outstanding Principal Amount: $15,750,000

Initial Class C Notes Outstanding Principal Amount: $14,090,000

Initial Class D Notes Outstanding Principal Amount: $16,570,000

Initial Total Series 2016-1 Notes Outstanding Principal Amount: $300,000,000

Class A Note Rate: 1-month LIBOR + 1.35%

Class B Note Rate: 1-month LIBOR + 1.75%

Class C Note Rate: 1-month LIBOR + 2.30%

Class D Note Rate: 1-month LIBOR + 3.30%

Closing Date: October 5, 2016

Expected Principal Distribution Date: September 25, 2018

Legal Final Maturity Date: September 27, 2021

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Distribution Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes, the Class C Notes and Class D Notes, Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and the Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class C Certificates: Subordination of Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class D Certificates: Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Series 2016-1 Overcollateralization Percentage: 9.50% divided by 1.00 minus 9.50%

Series 2016-1 Target Overcollateralization Amount: the product of the Series 2016-1 Overcollateralization Percentage and the Series 2016-1 Nominal Liquidation Amount

Servicing Fee Percentage: 1.0%

The terms of the Series 2016-1 Notes and the definitions of capitalized terms may be found in the Series 2016-1 Indenture Supplement, dated as of October 5, 2016 (the “Indenture Supplement”), between the Issuing Entity and Citibank, N.A., as indenture trustee, which is attached as Exhibit 10.1 and incorporated by reference herein. The Indenture Supplement supplements the Indenture, dated as of November 2, 2011, between the Issuing Entity and the Indenture Trustee (filed as Exhibit 10.3 to the registrant’s Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618).

Amendment to ABL Facility

On September 30, 2016, Navistar, Inc. (the “Borrower”) entered into an Amendment No. 4 (the “ABL Amendment”) to the Amended and Restated ABL Credit Agreement (as amended by Amendment No. 1, dated April 12, 2013, Amendment No. 2, dated July 3, 2014 and Amendment No. 3, dated July 15, 2015, the “ABL Credit Agreement”), dated as of August 17, 2012, among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, pursuant to which certain provisions were modified to permit a $30,000,000 sub-basket to incur PMSI (Purchase Money Security Interest) liens on certain Navistar, Inc. inventory. The ABL Amendment had no impact on the aggregate commitment level under the ABL Credit Agreement, which remains at $175,000,000.

The foregoing description of the ABL Amendment is qualified in its entirety by reference to the ABL Amendment, which is filed as Exhibit 10.2 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Series 2016-1 Indenture Supplement to the Indenture, dated as of October 5, 2016, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee

10.2	Amendment No. 4 to the Amended and Restated ABL Credit Agreement, dated September 30, 2016, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent

99.1	Press Release, dated October 6, 2016 “Navistar Financial Closes $300 Million Wholesale Funding Transaction”

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements only speak as of the date of this report and Navistar International Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions, including the adequacy of liquidity to support Navistar Financial Corporation’s wholesale portfolio. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2015 and our quarterly report on Form 10-Q for the period ended July 31, 2016. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

Dated: October 6, 2016	By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Series 2016-1 Indenture Supplement to the Indenture, dated as of October 5, 2016, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee

10.2	Amendment No. 4 to the Amended and Restated ABL Credit Agreement, dated September 30, 2016, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent

99.1	Press Release, dated October 6, 2016 “Navistar Financial Closes $300 Million Wholesale Funding Transaction”